UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 16, 2025

Evolution Metals LLC

(Exact name of registrant as specified in its charter)

Delaware	333-283119-05	99-1246300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 S Dixie Hwy, Unit 209

West Palm Beach, FL, 33401

(Address and zip code of principal executive offices)

(561) 517-3750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 4 to Merger Agreement

This section describes the material provisions of the Merger Agreement Amendment (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Amendment.

On June 11, 2025, Evolution Metals LLC, a Delaware limited liability company (“EM”), entered into an Amendment No. 4 to Amended and Restated Agreement and Plan of Merger (the “Merger Agreement Amendment”), by and among EM, Welsbach Technology Metals Acquisition Corp. (“WTMA”) and WTMA Merger Subsidiary LLC (“Merger Sub”), which amended the Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024 (as previously amended, the “Merger Agreement”), by and among EM, WTMA and Merger Sub, by among other things, extending the Agreement End Date of the Merger Agreement to September 30, 2025.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2025, the manager and sole common unitholder of EM adopted an amendment to the Company’s Operating Agreement (the “Operating Agreement Amendment”) to, among other things, revise the definition of “Majority in Interest,” permit the issuance of non-voting units, subject to approval by EM’s manager, and allow for the transfer of units by the member to a trust or other entity if such transfer is made for tax, financial or retirement planning purposes.

The foregoing summary of the Operating Agreement Amendment does not purport to be complete, and is qualified in its entirety by reference to the text of the Operating Agreement Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Amendment No. 4 to Amended and Restated Merger Agreement and Plan of Merger, dated as of June 11, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Exhibit 2.1 to Welsbach Technology Metals Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on June 13, 2025 (File No. 001-41183))
3.1*	Amendment No. 1 to Company Operating Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2025

Evolution Metals LLC

By:	/s/ David Wilcox
Name:	David Wilcox
Title:	Managing Member

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